UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2013

REVOLUTION LIGHTING TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23590	59-3046866
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

177 BROAD STREET, STAMFORD, CONNECTICUT 06901

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (203) 504-1111

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	REGULATION FD DISCLOSURE.

On September 26, 2013, Charles J. Schafer, President and Chief Financial Officer of Revolution Lighting Technologies, Inc. (the “Company”), will be presenting at Craig-Hallum’s 4th Alpha Select Conference. A copy of the written materials to be used in connection with the presentation is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by a specific reference in such filing.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

99.1	Materials for presentation on September 26, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2013

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ Charles J. Schafer
Charles J. Schafer President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Materials for presentation on September 26, 2013.